Exhibit 10.1.2

July 10, 2007

Bank of America, N.A.
Agency Management
Attn.: Maria McClain
101 N. Tryon Street
Mail Code: NC1-001-15-14 Charlotte, NC 28255

Bank of America, N.A.
Credit Service Rep, AVP
Attn.: Jacqueline Archuleta
 901 Main Street; 14th Floor
 Dallas, Texas 75202

RE:
Credit Agreement dated as of May 11, 2006, among Great Plains Energy Incorporated, Certain Lenders, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ Limited, Chicago Branch and Wachovia Bank N.A., as Co-Documentation Agents (the "Great Plains Energy Credit Agreement").

Credit Agreement dated as of May 11, 2006, among Kansas City Power & Light Company, Certain Lenders, Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ Limited, Chicago Branch and Wachovia Bank N.A., as Co-Documentation Agents (the "KCPL Credit Agreement").
Transfer of Unused Commitment
Ladies and Gentlemen:

As provided by Section 2.6(b)(i) of the Great Plains Energy Credit Agreement and the KCPL Credit Agreement, we give you notice that Great Plains Energy Incorporated and Kansas City Power & Light Company jointly elect to transfer $200 million of the unused Aggregate Commitment of the Great Plains Energy Credit Agreement to the KCPL Credit Agreement (the "Transfer"). The effective date of the Transfer is July 17, 2007. Upon the effective date of the Transfer, the Aggregate Commitment under the Great Plains Energy Credit Agreement will be $400 million and the Aggregate Commitment under the KCPL Credit Agreement will be $600 million.

All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Great Plains Energy Credit Agreement and the KCPL Credit Agreement. Each of Great Plains Energy and KCPL represent and warrant that as of the date hereof the conditions contained in Sections 4.2(i) and 4.2(ii) of their respective Credit Agreement have been satisfied.

Sincerely,

Great Plains Energy Incorporated
/s/ Michael W. Cline
Michael W. Cline
Treasurer and Chief Risk Officer
Kansas City Power & Light Company
/s/ Michael W. Cline
Michael W. Cline Treasurer

c:	M. G. English J. P. Gilligan

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